UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 21, 2014

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York  11803

(Address of principal executive offices, including zip code)

(516) 677-0200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 21, 2014, Veeco Instruments Inc. (“Veeco” or the “Company”) amended its Senior Executive Change in Control Policy.  This Policy, originally effective on September 12, 2008, was implemented to ensure that the executives to whom the policy applies remain available to discharge their duties in respect of a proposed or actual transaction involving a change in control that, if consummated, might result in a loss of such executive’s position with the Company or the surviving entity.  No change in control is contemplated at this time.

The policy applies to designated senior executives of Veeco (“Eligible Employees”), including the following named executive officers:  Peter Collingwood, David D. Glass, John P. Kiernan and William Miller.  The policy does not apply to John R. Peeler, Veeco’s Chairman and Chief Executive Officer.

The principal terms of this Policy are described in a Current Report on Form 8-K filed on September 16, 2008.

The Policy was amended to provide that the vesting of equity awards granted after January 1, 2014 will accelerate if an Eligible Employee’s employment shall be terminated by the Company without Cause (as defined in the policy) or by the Eligible Employee for Good Reason (as defined in the policy), during the period commencing 3 months prior to, and ending 18 months following, a Change in Control (together constituting a “Double Trigger”), and subject to the Eligible Employee’s execution of a separation and release agreement in a form reasonably satisfactory to the Company.

Equity awards granted prior to January 1, 2014 shall continue to vest upon the consummation of a Change in Control (a “Single Trigger”), in accordance with the terms of the Policy in effect prior to the amendment.

In addition, the Policy was amended to remove the provisions relating to a “Group Change in Control” as those provisions were no longer deemed applicable.

The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEECO INSTRUMENTS INC.

January 27, 2014	By:	/s/ Gregory A. Robbins
Gregory A. Robbins
Senior Vice President and General Counsel